SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549
                     ______________________



                            FORM 8-K



                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):  December 29, 2006
                                                   _________________



                 COAST FINANCIAL HOLDINGS, INC.
____________________________________________________________________
     (Exact Name of Registrant as Specified in its Charter)




            Florida            000-50433        14-1858265
____________________________________________________________________
(State or Other Jurisdiction  (Commission       (IRS Employer
     Incorporation)           File Number)     Identification
                                                  Number)




 1301 - 6th Avenue West, Suite 300, Bradenton, Florida      34205
_______________________________________________________   __________
        (Address of Principal Executive Offices)          (Zip Code)




Registrant's telephone number, including area code:  (941) 752-5900
                                                     ______________


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Item 5.02. Departure of Directors or Principal Officers; Election
           of Directors;  Appointment  of  Principal  Officers;
           Compensatory Arrangements of Certain Officers.

      Paul Nobbs has furnished to Coast Financial Holdings, Inc. (the "Company") his formal resignation from the boards of directors of both the Company and its wholly-owned subsidiary, Coast Bank of Florida (the "Bank"). Mr. Nobbs' resignations are effective as of December 29, 2006.

     In appreciation for his service to the Company and the Bank, the Board of Directors of the Company have decided to extend the exercise period for all of Mr. Nobbs' outstanding stock options. Accordingly, each outstanding stock option issued to Mr. Nobbs has been amended, effective as of December 29, 2006, to extend his options for a period ending ten years after their initial issuance. A copy of the first amendment to each of such stock option agreements are attached as exhibits 99.1, 99.2, 99.3, 99.4, and 99.5 to this Current Report on Form 8-K and are incorporated herein by reference (the "Amended Stock Option Agreements"). The foregoing summary of the terms of each of the Amended Stock Option Agreements are qualified in its entirety by reference to the complete text of the individual Amended Stock Option Agreements.


Item 9.01  Financial Statements and Exhibits.

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  Exhibits.

 Exhibit No.    Description
 ___________    ___________

     99.1      First Amendment to Nonqualified Stock Option
               Agreement granted December 17, 2003.

     99.2      First Amendment to Nonqualified Stock Option
               Agreement granted November 2, 2005.

     99.3      First Amendment to Nonqualified Stock Option
               Agreement granted April 27, 2006.

     99.4      First Amendment to Nonqualified Stock Option
               Agreement granted August 1, 2006.

     99.5      First Amendment to Nonqualified Stock Option
               Agreement granted November 3, 2006.



[Rest of Page Intentionally Blank.  Signature on Following Page.]




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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             COAST FINANCIAL HOLDINGS, INC.



Date:  January 4, 2007     By: /s/Brian F. Grimes
                               _____________________________________
                               Brian F. Grimes
                               President and Chief Executive Officer








                          EXHIBIT INDEX
                       ___________________


 Exhibit No.     Description
 ___________   _________________

     99.1      First Amendment to Nonqualified Stock Option
               Agreement granted December 17, 2003.

     99.2      First Amendment to Nonqualified Stock Option
               Agreement granted November 2, 2005.

     99.3      First Amendment to Nonqualified Stock Option
               Agreement granted April 27, 2006.

     99.4      First Amendment to Nonqualified Stock Option
               Agreement granted August 1, 2006.

     99.5      First Amendment to Nonqualified Stock Option
               Agreement granted November 3, 2006.


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